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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 7, 2000



                           INSILCO TECHNOLOGIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         Delaware                   0-22098                    06-0635844
         --------                   -------                    ----------
     (STATE OR OTHER          (COMMISSION FILE NO.)           (IRS EMPLOYER
     JURISDICTION OF                                      IDENTIFICATION NUMBER)
     INCORPORATION OR
      ORGANIZATION)




                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
               --------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANTS
                          PRINCIPAL EXECUTIVE OFFICES)




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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued November 3, 2000 is attached as an exhibit and is incorporated herein by reference.







ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.



               EXHIBIT NO.                DESCRIPTION

                99 (a) Press release of Insilco Holding Co. issued November 3, 2000.






















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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 INSILCO TECHNOLOGIES, INC.
                                      ------------------------------------------
                                      Registrant



Date:    November 7, 2000             By: /s/  MICHAEL R. ELIA
                                          --------------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary
































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                                  EXHIBIT INDEX





     EXHIBIT NO.                    DESCRIPTION


      99 (a)               Press release of Insilco Holding Co. issued
                           November 3, 2000.































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